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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 13, 2003

                                CABOT CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-5667                     04-2271897
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
               (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
              (Registrant's telephone number, including area code)
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Item 5. Other Events and Regulation FD Disclosure.

      On June 13, 2003, Cabot Corporation issued a press release announcing that its Cabot Specialty Fluids business has signed a letter of intent with a major energy service company to provide a supply of cesium formate fluids for both reservoir drilling and completion activities on two large gas and condensate field projects in the Norwegian Continental Shelf. The text of the press release, dated June 13, 2003, is attached as Exhibit 99.1 to this Current
Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            99.1 - - Press release issued by Cabot Corporation on June 13, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CABOT CORPORATION


                                       By: /s/ John A. Shaw
                                          --------------------------------------
                                          Name:  John A. Shaw
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Date: June 13, 2003


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                                INDEX TO EXHIBIT

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
Exhibit
Number              Title
------              -----

99.1                Press release issued by Cabot Corporation on June 13, 2003.


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